UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 12, 2010

Spherix Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6430 Rockledge Drive, Suite 503, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  301-897-2540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

On January 12-13, 2010, Dr. Robert A. Lodder, President of Spherix Incorporated (the “Company”), delivered a company presentation at the Annual OneMedPlace Finance Forum and at the EBD Biotech Showcase, each in San Francisco, CA. The presentation is available on the Company’s website at www.spherix.com, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits

Exhibits

99.1    Spherix Incorporated’s San Francisco Presentation, January 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Claire L. Kruger
Claire L. Kruger
CEO

Date:	January 12, 2010